Exhibit 3.1

(STATE OF NEVADA SEAL)   DEAN HELLER
                         SECRETARY OF STATE
                         204 NORTH CARSON STREET, SUITE 1
                         CARSON CITY, NEVADA 89701-4299
                         (775) 684 5708
                         WEBSITE: SECRETARYOFSTATE.BIZ


---------------------------------                    Filed #C6000-92
      ARTICLES OF MERGER                               APR 09 2004
  (PURSUANT TO NRS 92A.200)                   IN THE OFFICE OF DEAN HELLER
            PAGE 1                          DEAN HELLER, SECRETARY OF STATE
---------------------------------


IMPORTANT: READ ATTACHED INSTRUCTIONS         ABOVE SPACE IS FOR OFFICE USE ONLY
           BEFORE COMPLETING FORM.

               (PURSUANT TO NEVADA REVISED STATUTES CHAPTER 92A)
                            (EXCLUDING 92A.200(4b))
                              SUBMIT IN DUPLICATE

1) NAME AND JURISDICTION OF ORGANIZATION OF EACH CONSTITUENT ENTITY (NRS 92A.200). IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [ ] AND ATTACH AN 8 1/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY.


AMERICAN MINING CORPORATION
--------------------------------------------------------------------------------
NAME OF MERGING ENTITY


NEVADA                                 CORPORATION
--------------------------------       -----------------------------------------
Jurisdiction                           Entity type*


--------------------------------------------------------------------------------
NAME OF MERGING ENTITY


--------------------------------       -----------------------------------------
Jurisdiction                           Entity type*


--------------------------------------------------------------------------------
NAME OF MERGING ENTITY


--------------------------------       -----------------------------------------
Jurisdiction                           Entity type*


--------------------------------------------------------------------------------
NAME OF MERGING ENTITY


--------------------------------       -----------------------------------------
Jurisdiction                           Entity type*


and,


THRUST ENERGY CORP.
--------------------------------------------------------------------------------
NAME OF SURVIVING ENTITY


NEVADA                                 CORPORATION
--------------------------------       -----------------------------------------
Jurisdiction                           Entity type*


* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.


THIS FORM MUST BE ACCOMPANIED BY     NEVADA SECRETARY OF STATE 92A MERGER Page 1
APPROPRIATE FEES. SEE ATTACHED                              REVISED ON: 10/25/10
FEE SCHEDULE.

(STATE OF NEVADA SEAL)   DEAN HELLER
                         SECRETARY OF STATE
                         204 NORTH CARSON STREET, SUITE 1
                         CARSON CITY, NEVADA 89701-4299
                         (775) 684 5708
                         WEBSITE: SECRETARYOFSTATE.BIZ


---------------------------------
      ARTICLES OF MERGER
  (PURSUANT TO NRS 92A.200)
            PAGE 2
---------------------------------


IMPORTANT: READ ATTACHED INSTRUCTIONS         ABOVE SPACE IS FOR OFFICE USE ONLY
           BEFORE COMPLETING FORM.

2) FORWARDING ADDRESS WHERE COPIES OF PROCESS MAY BE SENT BY THE SECRETARY OF STATE OF NEVADA (IF A FOREIGN ENTITY IS THE SURVIVOR IN THE MERGER - NRS 92A.190):

          Attn: ________________________________________________

          c/o:  ________________________________________________

                ________________________________________________

                ________________________________________________

3)   (CHOOSE ONE)

     [ ] THE UNDERSIGNED DECLARES THAT A PLAN OF MERGER HAS BEEN ADOPTED BY EACH CONSTITUENT ENTITY (NRS 92A.200).

     [X] THE UNDERSIGNED DECLARES THAT A PLAN OF MERGER HAS BEEN ADOPTED BY THE PARENT DOMESTIC ENTITY (NRS 92A.180)

4) OWNER'S APPROVAL (NRS 92A.200)(OPTIONS a, b, OR c MUST BE USED, AS APPLICABLE, FOR EACH ENTITY) (IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [ ] AND ATTACH AN 8 1/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY):

     (a)  Owner's approval was not required from :


          AMERICAN MINING CORPORATION
          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          and, or;


          THRUST ENERGY CORP.
          ----------------------------------------------------------------------
          NAME OF SURVIVING ENTITY, IF APPLICABLE


THIS FORM MUST BE ACCOMPANIED BY     NEVADA SECRETARY OF STATE 92A MERGER Page 2
APPROPRIATE FEES. SEE ATTACHED                              REVISED ON: 10/25/10
FEE SCHEDULE.

(STATE OF NEVADA SEAL)   DEAN HELLER
                         SECRETARY OF STATE
                         204 NORTH CARSON STREET, SUITE 1
                         CARSON CITY, NEVADA 89701-4299
                         (775) 684 5708
                         WEBSITE: SECRETARYOFSTATE.BIZ


---------------------------------
      ARTICLES OF MERGER
  (PURSUANT TO NRS 92A.200)
            PAGE 3
---------------------------------


IMPORTANT: READ ATTACHED INSTRUCTIONS         ABOVE SPACE IS FOR OFFICE USE ONLY
           BEFORE COMPLETING FORM.

     (b)  The plan was approved by the required consent of the owners of *:


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          and, or;


          ----------------------------------------------------------------------
          NAME OF SURVIVING ENTITY, IF APPLICABLE


* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.


THIS FORM MUST BE ACCOMPANIED BY     NEVADA SECRETARY OF STATE 92A MERGER Page 3
APPROPRIATE FEES. SEE ATTACHED                              REVISED ON: 10/25/10
FEE SCHEDULE.

(STATE OF NEVADA SEAL)   DEAN HELLER
                         SECRETARY OF STATE
                         204 NORTH CARSON STREET, SUITE 1
                         CARSON CITY, NEVADA 89701-4299
                         (775) 684 5708
                         WEBSITE: SECRETARYOFSTATE.BIZ


---------------------------------
      ARTICLES OF MERGER
  (PURSUANT TO NRS 92A.200)
            PAGE 4
---------------------------------


IMPORTANT: READ ATTACHED INSTRUCTIONS         ABOVE SPACE IS FOR OFFICE USE ONLY
           BEFORE COMPLETING FORM.


     (c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

          The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          ----------------------------------------------------------------------
          NAME OF MERGING ENTITY, IF APPLICABLE


          and, or;


          ----------------------------------------------------------------------
          NAME OF SURVIVING ENTITY, IF APPLICABLE


THIS FORM MUST BE ACCOMPANIED BY     NEVADA SECRETARY OF STATE 92A MERGER Page 4
APPROPRIATE FEES. SEE ATTACHED                              REVISED ON: 10/25/10
FEE SCHEDULE.

(STATE OF NEVADA SEAL)   DEAN HELLER
                         SECRETARY OF STATE
                         204 NORTH CARSON STREET, SUITE 1
                         CARSON CITY, NEVADA 89701-4299
                         (775) 684 5708
                         WEBSITE: SECRETARYOFSTATE.BIZ


---------------------------------
      ARTICLES OF MERGER
  (PURSUANT TO NRS 92A.200)
            PAGE 5
---------------------------------


IMPORTANT: READ ATTACHED INSTRUCTIONS         ABOVE SPACE IS FOR OFFICE USE ONLY
           BEFORE COMPLETING FORM.

5) AMENDMENTS, IF ANY, TO THE ARTICLES OR CERTIFICATE OF THE SURVIVING ENTITY. PROVIDE ARTICLE NUMBERS, IF AVAILABLE. (NRS 92A.200)*:

--------------------------------------------------------------------------------

     Section 1.1 of Article 1 of the Articles of Incorporation of the surviving entity is hereby amended to state as follows:

     "The name of the Corporation is AMERICAN MINING CORPORATION."

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6)   LOCATION OF PLAN OF MERGER (CHECK a OR b):

     _____ (a) The entire plan of merger is attached;


     or,


       X
     _____ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).


7)   EFFECTIVE DATE (OPTIONAL)**: May 5, 2011


* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).


THIS FORM MUST BE ACCOMPANIED BY     NEVADA SECRETARY OF STATE 92A MERGER Page 5
APPROPRIATE FEES. SEE ATTACHED                              REVISED ON: 10/25/10
FEE SCHEDULE.

(STATE OF NEVADA SEAL)   DEAN HELLER
                         SECRETARY OF STATE
                         204 NORTH CARSON STREET, SUITE 1
                         CARSON CITY, NEVADA 89701-4299
                         (775) 684 5708
                         WEBSITE: SECRETARYOFSTATE.BIZ


---------------------------------
      ARTICLES OF MERGER
  (PURSUANT TO NRS 92A.200)
            PAGE 6
---------------------------------


IMPORTANT: READ ATTACHED INSTRUCTIONS         ABOVE SPACE IS FOR OFFICE USE ONLY
           BEFORE COMPLETING FORM.

8) SIGNATURES - MUST BE SIGNED BY: AN OFFICER OF EACH NEVADA CORPORATION; ALL GENERAL PARTNERS OF EACH NEVADA LIMITED PARTNERSHIP; ALL GENERAL PARTNERS OF EACH NEVADA LIMITED PARTNERSHIP; A MANAGER OF EACH NEVADA
     LIMITED-LIABILITY COMPANY WITH MANAGERS OR ALL THE MEMBERS IF THERE ARE NO MANAGERS; A TRUSTEE OF EACH NEVADA BUSINESS TRUST (NRS 92A.230)*

     (IF THERE ARE MORE THAN FOUR MERGING ENTITIES, CHECK BOX [ ] AND ATTACH AN 8 1/2" X 11" BLANK SHEET CONTAINING THE REQUIRED INFORMATION FOR EACH ADDITIONAL ENTITY.):


     AMERICAN MINING CORPORATION
     --------------------------------------------------------------------------
     NAME OF MERGING ENTITY

     /s/ Thomas Mills                  President                     4/20/04
     --------------------------------------------------------------------------
     SIGNATURE                         TITLE                          DATE


     --------------------------------------------------------------------------
     NAME OF MERGING ENTITY


                                                                      /  /
     --------------------------------------------------------------------------
     SIGNATURE                         TITLE                          DATE


     --------------------------------------------------------------------------
     NAME OF MERGING ENTITY


                                                                      /  /
     --------------------------------------------------------------------------
     SIGNATURE                         TITLE                          DATE


     --------------------------------------------------------------------------
     NAME OF MERGING ENTITY


                                                                      /  /
     --------------------------------------------------------------------------
     SIGNATURE                         TITLE                          DATE


     ECHEX WORLDWIDE CORP.
     --------------------------------------------------------------------------
     NAME OF SURVIVING ENTITY


     /s/ Thomas Mills                  President                     4/20/04
     --------------------------------------------------------------------------
     SIGNATURE                         TITLE                          DATE


* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.


THIS FORM MUST BE ACCOMPANIED BY     NEVADA SECRETARY OF STATE 92A MERGER Page 6
APPROPRIATE FEES. SEE ATTACHED                              REVISED ON: 10/25/10
FEE SCHEDULE.